UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: October 6, 2025

ProtoKinetix, Incorporated

(Exact name of registrant as specified in its charter)

Nevada	000-32917	94-3355026
State of Incorporation	Commission File Number	IRS Employer Identification Number

109 W Main Street,

Dalton, OH 44618

Address of principal executive offices

330-445-4971

Telephone number, including Area Code

_______________________________

 Former name or former address if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

See Item 5.07 for information regarding an amendment to the Articles of Incorporation of ProtoKinetix, Incorporated (the “Company”) approved by the stockholders of the Company through a consent solicitation effective October 6, 2025.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On September 15, 2025, the Company solicited the consent of the stockholders of the Company (the “Consent Solicitation”) to approve an amendment to the Company’s Articles of Incorporation to increase the total number of authorized shares of common stock, par value $0.0000053, from 500,000,000 to 600,000,000, as described in the Company’s Consent Solicitation Statement included in its definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on September 15, 2025 (the “Consent Solicitation Statement”). Such approval by the stockholders is herein referred to as the “Action.”

The Action was approved by the requisite vote of a majority of outstanding shares held by the Company’s stockholders as of September 5, 2025 (the “Record Date”) for the Consent Solicitation. As of the Record Date, there were 389,080,152 shares of common stock outstanding and entitled to 389,080,152 votes. The Action is described in more detail in the Consent Solicitation Statement.

1.	Action – Approval of Amendment to the Company’s Articles of Incorporation. The stockholders approved the amendment to the Articles of Incorporation to increase the total number of authorized shares of common stock in the Company from 500,000,000 to 600,000,000 based on a total of 222,125,724 shares voted for the Action.

In the aggregate, stockholders holding 57.1% of the Company’s outstanding shares of common stock consented to the Action.

A sufficient number of stockholders consented to approve the Action described above by 5:00 p.m., Eastern Time, on October 6, 2025. As a result, the Consent Solicitation, and the period during which consents could be revoked, concluded as of 5:00 p.m., Eastern Time, on October 6, 2025.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to Articles of Incorporation of the Company as filed on October 9, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 10th day of October 2025.

ProtoKinetix, Inc.

By:	/s/ Clarence Smith
Clarence Smith, President & CEO